November 1, 2006

c/o Barron Capital Advisors, LLC
Managing Partner
Attn: Andrew Barron Warden
730 5th Ave, 25th floor

New York, NY 10019

                                Re: Common Stock Warrants "A", "B", "C" and "D"
                                    -------------------------------------------

Mr. Warden:

         Reference is made to the Common Stock Purchase Warrant "A" (the "Series A Warrants"), the Common Stock Purchase Warrant "B" (the "Series B Warrants"), Common Stock Purchase Warrant "C" (the "Series C Warrants"), and the Common Stock Purchase Warrant "D" (the "Series D Warrant"), all dated June 17, 2005 and issued by Adsouth Partners, Inc., a Nevada corporation (the "Company") to Barron Partners, L.P., (the "Warrant Holder"). This letter will confirm the following:

1. The exercise price of the Series A Warrant to purchase 2,500,000 shares, the Company's $.0001 par value common stock (the "Common Stock"), of which warrants to purchase 1,877,246 shares are held by you, will be reduced from $.65 per share to $.06 per share during the Specified Time Period..

2. The exercise price of the Series B Warrant to purchase 2,500,000 shares of Common Stock, of which warrants to purchase 1,887,246 shares are held by you, will be reduced from $1.20 per share to $.06 per share for the Specified Time Period.

3. The exercise price of the Series C Warrant to purchase 3,500,000 shares of Common Stock, of which warrants to purchase 1,887,246 shares are held by you, will be reduced from $1.50 per share to $.10 per share for the Specified Time Period.

4. The exercise price of the Series D Warrant to purchase 3,500,000 shares of Common Stock, of which warrants to purchase 1,887,246 shares are held by you, will be reduced from $1.80 per share to $.10 per share for the Specified Time Period.

5. The Specified Time Period shall mean the 90-day period commencing on the first trading day following the date that the Securities and Exchange Commission declares effective a post-effective amendment on Form SB-2, covering, among other shares, the shares of Common Stock issuable upon exercise of the warrants; provided, however, that if, prior to the expiration of such 90-day period, the Company receives at least $226,500 from the exercise of one or more series of the warrants you hold, the Specified Time Period shall continue until the expiration of your warrants.

                                Very truly yours,

                                ADSOUTH PARTNERS, INC.

                                By:
                                   Anton Lee Wingeier
                                  Chief Executive Officer


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November 1, 2006

Vestal Venture Capital
Attn: Allan R. Lyons
6471 Enclave Way
Boca Raton, FL 33496

                                Re: Common Stock Warrants "A", "B", "C" and "D"
                                    -------------------------------------------

Mr. Lyons:

         Reference is made to the Common Stock Purchase Warrant "A" (the "Series A Warrants"), the Common Stock Purchase Warrant "B" (the "Series B Warrants"), Common Stock Purchase Warrant "C" (the "Series C Warrants"), and the Common Stock Purchase Warrant "D" (the "Series D Warrant"), all dated June 17, 2005 and issued by Adsouth Partners, Inc., a Nevada corporation (the "Company") to Vestal Venture Capital, (the "Warrant Holder"). This letter will confirm the following:

1. The exercise price of the Series A Warrant to purchase 2,500,000 shares, the Company's $.0001 par value common stock (the "Common Stock"), of which warrants to purchase 574,662 shares are held by you, will be reduced from $.65 per share to $.06 per share during the Specified Time Period..

2. The exercise price of the Series B Warrant to purchase 2,500,000 shares of Common Stock, of which warrants to purchase 574,662 shares are held by you, will be reduced from $1.20 per share to $.06 per share for the Specified Time Period.

3. The exercise price of the Series C Warrant to purchase 3,500,000 shares of Common Stock, of which warrants to purchase 804,527 shares are held by you, will be reduced from $1.50 per share to $.10 per share for the Specified Time Period.

4. The exercise price of the Series D Warrant to purchase 3,500,000 shares of Common Stock, of which warrants to purchase 804,527 shares are held by you, will be reduced from $1.80 per share to $.10 per share for the Specified Time Period.

5. The Specified Time Period shall mean the 90-day period commencing on the first trading day following the date that the Securities and Exchange Commission declares effective a post-effective amendment on Form SB-2, covering, among other shares, the shares of Common Stock issuable upon exercise of the warrants; provided, however, that if, prior to the expiration of such 90-day period, the Company receives at least $69,000 from the exercise of one or more series of the warrants you hold, the Specified Time Period shall continue until the expiration of your warrants.

                                Very truly yours,

                                ADSOUTH PARTNERS, INC.

                                By:
                                   Anton Lee Wingeier
                                   Chief Executive Officer

November 1, 2006

Richard Molinksy
51 Lourdes Highway
Weston, CT 06883

                                Re: Common Stock Warrants "A", "B", "C" and "D"
                                    -------------------------------------------

Mr. Molinsky:

         Reference is made to the Common Stock Purchase Warrant "A" (the "Series A Warrants"), the Common Stock Purchase Warrant "B" (the "Series B Warrants"), Common Stock Purchase Warrant "C" (the "Series C Warrants"), and the Common Stock Purchase Warrant "D" (the "Series D Warrant"), all dated June 17, 2005 and issued by Adsouth Partners, Inc., a Nevada corporation (the "Company") to you, (the "Warrant Holder"). This letter will confirm the following:

1. The exercise price of the Series A Warrant to purchase 2,500,000 shares, the Company's $.0001 par value common stock (the "Common Stock"), of which warrants to purchase 38,092 shares are held by you, will be reduced from $.65 per share to $.06 per share during the Specified Time Period..

2. The exercise price of the Series B Warrant to purchase 2,500,000 shares of Common Stock, of which warrants to purchase 38,092 shares are held by you, will be reduced from $1.20 per share to $.06 per share for the Specified Time Period.

3. The exercise price of the Series C Warrant to purchase 3,500,000 shares of Common Stock, of which warrants to purchase 53,329 shares are held by you, will be reduced from $1.50 per share to $.10 per share for the Specified Time Period.

4. The exercise price of the Series D Warrant to purchase 3,500,000 shares of Common Stock, of which warrants to purchase 53,329 shares are held by you, will be reduced from $1.80 per share to $.10 per share for the Specified Time Period.

5. The Specified Time Period shall mean the 90-day period commencing on the first trading day following the date that the Securities and Exchange Commission declares effective a post-effective amendment on Form SB-2, covering, among other shares, the shares of Common Stock issuable upon exercise of the warrants; provided, however, that if, prior to the expiration of such 90-day period, the Company receives at least $4,500 from the exercise of one or more series of the warrants you hold, the Specified Time Period shall continue until the expiration of your warrants.

                                Very truly yours,

                                ADSOUTH PARTNERS, INC.

                                By:
                                   Anton Lee Wingeier
                                   Chief Executive Officer